EXECUTION COPY

WAIVER AND AMENDMENT

WAIVER AND AMENDMENT, dated as of August 17, 2009 (this “Waiver and Amendment”), to the Credit Agreement, dated as of March 2, 2007 (the “Credit Agreement”), among RDA HOLDING CO., a Delaware corporation (“Holdings”), THE READER’S DIGEST ASSOCIATION, INC., a Delaware Corporation (the “Company”), the Overseas Borrowers from time to time party thereto, including RD GERMAN HOLDINGS GMBH (the “German Borrower”), each lender from time to time party thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent have entered into the Credit Agreement and each other Loan Document (as defined in the Credit Agreement) (collectively with the Credit Agreement, the “Loan Documents”); capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Documents unless otherwise defined herein or the context otherwise requires);

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers on the terms set forth in the Credit Agreement;

WHEREAS, the Company has notified the Administrative Agent that Holdings, the Company and the U.S. Guarantors listed in Schedule I attached hereto (collectively, the “Proposed Filing Entities” or the “Debtors”) are considering filing voluntary petitions with the United States Bankruptcy Court for the Southern District of New York or any other United States Bankruptcy Court acceptable to the Administrative Agent (the “Bankruptcy Court”) initiating proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Bankruptcy Filings”);

WHEREAS, the Company also has notified the Administrative Agent that, in the event of a Bankruptcy Filing, the Company does not intend that the German Borrower and the Overseas Guarantors listed on Schedule II attached hereto (the “Non-Debtor Guarantors” and, together with the German Borrower, the “Non-Debtor Obligors”) will be debtors or debtors-in-possession in the Bankruptcy Filings;

WHEREAS, pursuant to Section 8.06 of the Credit Agreement, upon the Bankruptcy Filings, the CAM Exchange Date will occur, resulting in the outstanding amount of the Euro Term Loans being converted into Dollars and being held by all Lenders in accordance with their respective CAM Percentages;

WHEREAS, in the event of the Bankruptcy Filings, the Proposed Filing Entities expect to enter into a debtor-in-possession credit agreement (any such debtor-in-possession credit agreement substantially in the form as may be acceptable to the Administrative Agent (with the consent or non-objection of the Required Lenders), as the same may be amended, supplemented or otherwise modified from time to time, including any renewal or extension thereof, the “DIP Credit Agreement”);

WHEREAS, the Company has notified the Administrative Agent that certain Defaults and Events of Default (in addition to, in certain circumstances, acceleration of the Obligations) may in the future occur as a result of:

(i) any of the Bankruptcy Filings,

(ii) the execution, delivery, filing, performance and compliance with terms of the DIP Credit Agreement and the various instruments, documents and agreements to be entered into in connection therewith in form and substance satisfactory to the Administrative Agent (collectively, the “DIP Loan Documents”) and any orders entered into by the Bankruptcy Court in form and substance satisfactory to the Administrative Agent (the “Orders” and, collectively with the DIP Loan Documents, the “DIP Documents”) by Holdings and its Subsidiaries party to the DIP Loan Documents,

(iii) any default or acceleration of the obligations under the Indenture, dated as of March 2, 2007, among the Company, the Guarantors named thereto, and The Bank of New York as Trustee, relating to the 9% Senior Subordinated Notes due 2017 (the “2017 Notes”) so long as the holders of the 2017 Notes are not permitted, by operation of Law or contract, to exercise remedies with respect to Indebtedness owing thereunder or collateral pledged in support thereof, and

(iv) the occurrence or existence of any other event, fact, change, condition or circumstance which constitutes a breach, Default or Event of Default under the Loan Documents (excluding any breach, Default or Event of Default under (A) Section 8.01(a) (Non-Payment) of the Credit Agreement as it relates to the Obligations of the Non-Debtor Obligors in respect of the Euro Term Loans; (B) Section 8.01(c) (Other Defaults) of the Credit Agreement, to the extent that such breach, Default or Event of Default has not been as a result of compliance with applicable law or compliance with or performance under the DIP Documents, and only to the extent that such occurrence or existence is determined to have arisen from a failure of Holdings or the Company to cause compliance by any of the Restricted Subsidiaries that are not Debtors with Section 6.10 (Covenant to Guarantee Obligations and Give Security), Section 6.12 (Further Assurances), Section 6.15 (Designation of Subsidiaries) or Section 6.16 (Ownership of Overseas Borrowers); or (C) Section 8.01(j) (Invalidity of Collateral  Documents) or Section 8.01(l) (Liens on Collateral) of the Credit Agreement but only to the extent that such breach, Default or Event of Default is determined to have occurred and be continuing as a result of the actions (or non-action) of the Restricted Subsidiaries that are not Debtors); provided that such breach, Default or Event of Default does not constitute an Event of Default under the DIP Documents that is continuing and has not been waived by the requisite parties under the DIP Documents (the events in clauses (i) through (iv) collectively, the “Specified Events of Default”);

WHEREAS, notwithstanding the Specified Events of Default, the Loan Parties have requested, and the Required Lenders party to this Waiver and Amendment have consented, until the Waiver Termination Date (as defined below), to waive certain provisions of the Credit Agreement but only on the terms and conditions set forth herein; and

WHEREAS, the Loan Parties and the Required Lenders party to this Waiver and Amendment have agreed to amend certain provisions of the Credit Agreement but only on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Waiver.  Subject to the terms and conditions set forth herein and notwithstanding anything in the Loan Documents to the contrary, effective until the Waiver Termination Date, the Lenders hereby waive any existing or future Default or Event of Default caused by any Specified Event of Default (which shall be deemed not to be continuing for all purposes of the Loan Documents), in each case solely in respect of the Obligations of the Non-Debtor Obligors.  For the avoidance of doubt, this Waiver and Amendment shall not affect the operation of the CAM as set forth in Section 8.06 of the Credit Agreement.

2. DIP Consent.  Subject to the terms and conditions set forth herein, the Lenders consent to the execution, delivery and performance of, and compliance with the terms by, each Loan Party (or Subsidiary of a Loan Party) of the DIP Loan Documents and the performance of and compliance with the terms of the Orders.

3. Amendments.  The Credit Agreement is hereby amended as follows:

(a) by deleting in its entirety the proviso immediately following clause (d) in Section 8.02 of the Credit Agreement solely with respect to the Euro Term Loans and related Obligations;

(b) by deleting clause (a) of the definition of “Applicable Rate” in its entirety and inserting in lieu thereof the following:

“(a) (i) with respect to U.S. Term Loans, (A) for Eurocurrency Rate Loans, 2.00% and (B) for Base Rate Loans, 1.00%, and (ii) with respect to Euro Term Loans, (A) for Eurocurrency Rate Loans, 3.50% and (B) for Base Rate Loans, 2.50%”;

(c) by adding the following proviso to the end of the definition of “Eurocurrency Rate”:

“provided that, in the case of the Euro Term Loans, in no event shall the Eurocurrency Rate be less than 3.50%”; and

(d) by deleting the second paragraph of Section 8.06 of the Credit Agreement in its entirety.

For the avoidance of doubt, for so long as no Waiver Termination Date has occurred, the Default Rate shall not apply to the Euro Term Loans solely by virtue of the existence of any Default or Event of Default that is waived pursuant to Section 1.

4. Conditions to Effectiveness.  This Waiver and Amendment shall become effective on the date (the “Waiver and Amendment Effective Date”) on which:

(a) with respect to the waiver contained in Section 1 relating to the Bankruptcy Filings and the amendments contained in Section 3, the Administrative Agent shall have received counterparts of this Waiver duly executed by the Company and the Required Lenders; and

(b) with respect to the waiver contained in Section 1 relating to any Specified Events of Default other than the Bankruptcy Filings, the conditions in clause (a) above shall have been satisfied, the Bankruptcy Filings shall have occurred, an Order shall have been entered into by the Bankruptcy Court approving the DIP Loan Documents and the entering into of the DIP Loan Documents, and the DIP Credit Agreement shall have become effective in accordance with its terms.

For the avoidance of doubt, after the conditions set forth in clause (a) above have been satisfied and so long as the Waiver Termination Date shall not have occurred, the Bankruptcy Filings shall not result in the acceleration of the Euro Term Loans pursuant to Section 8.02 of the Credit Agreement.

5. Waiver Termination Events.  Notwithstanding the foregoing, the waiver in Section 1 shall immediately terminate (the date of such termination, the “Waiver Termination Date”) upon the occurrence of any of the following events (each a “Waiver Termination Event”):

(a) the DIP Credit Agreement is not entered into within 20 days of the date hereof;

(b) the occurrence of the “Termination Date” as defined in the DIP Credit Agreement, as the same may be renewed or extended from time to time in accordance with its terms;

(c) the obligations under the DIP Credit Agreement shall have been accelerated and shall have become due and payable prior to the stated maturity date (as extended, if applicable); or

(d) the occurrence and the continuation of an Event of Default as defined in the DIP Credit Agreement to the extent, and only to the extent, that the Required Lenders have notified the Company in writing of their determination to terminate such waiver (it being understood that the Required Lenders may make such determination in their sole discretion);

provided, that in the case of any Waiver Termination Event, solely with respect to the Euro Term Loan, the Lenders party hereto agree that they shall, for a period of 25 days following such Waiver Termination Event, abstain from exercising any enforcement actions against the German Borrower and the Overseas Guarantors (it being understood and agreed that this shall not, for the avoidance of doubt, limit the right of the Administrative Agent and the Lenders to accelerate the Euro Term Loan prior to the end of such 25-day period).

6. Going Concern Statement. Without assuming any liability or assuming any obligation with respect to the German Borrower, Holdings or any Subsidiary of Holdings, the Administrative Agent and the Lenders, as of the date hereof and based on the information available to them, are approving this Waiver and Amendment on the belief that it is in the best interest of all parties hereto that a restructuring solution for Holdings and its Subsidiaries be reached that would enable the German Borrower to continue as a going concern.  For the avoidance of doubt, this statement does not affect any of the rights of the Administrative Agent and the Lenders under the Credit Agreement as amended by this Waiver and Amendment.

7. Representation and Warranties.  After giving effect to the waivers and amendments contained herein, on the Waiver and Amendment Effective Date, each of Holdings and the Company hereby confirms that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Waiver and Amendment Effective Date with the same effect as though made on and as of the Waiver and Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

8. Continuing Effect; No Other Waivers or Amendments.   This Waiver and Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties or their respective Subsidiaries that would require an amendment or waiver of any Loan Document or the consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived or amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

9. Counterparts.  This Waiver and Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

10. Payment of Fees and Expenses.  The Loan Parties agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Waiver and Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

11. GOVERNING LAW.  THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

RDA HOLDING CO.

By: /s/ Thomas Williams
Name: Thomas Williams
Title: Senior Vice President, Chief Financial Officer & Treasurer

THE READER'S DIGEST ASSOCIATION, INC.

By: /s/ Thomas Williams
Name: Thomas Williams
Title: Senior Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Elizabeth A. Kelley
Name: Elizabeth A. Kelley
Title: Managing Director

Malibu CFPI Loan Funding LLC

By: /s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

Pinehurst Trading, Inc.

By: /s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

Saturn CLO, LTD. By: AIG Global Investment Corp., As Collateral Manager

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

American International Group, Inc. By: AIG Global Investment Corp., Its Investment Adviser

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Euro Galaxy II CLO BV By: AIG Global Investment Corp. (Europe) Ltd.

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Authorized Signatory

Euro Galaxy CLO BV By: AIG Global Investment Corp. Europe (Ltd.)

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Authorized Signatory

Galaxy V CLO, LTD By: AIG Global Investment Corp., Its Collateral Manager

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Galaxy VI CLO, Ltd. By: AIG Global Investment Corp., Its Collateral Manager

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Galaxy VII CLO, LTD. By: AIG Global Investment Corp. As Collateral Manager

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Galaxy VIII CLO, LTD. By: AIG Global Investment Corp. As Collateral Manager

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Northwoods Capital IV, Limited
By:  Angelo, Gordon & Co., L.P. As Collateral Manager

Northwoods Capital V, Limited
By:  Angelo, Gordon & Co., L.P. As Collateral Manager

Northwoods Capital VI, Limited
By:  Angelo, Gordon & Co., L.P. As Collateral Manager

Northwoods Capital VII, Limited
By:  Angelo, Gordon & Co., L.P. As Collateral Manager

By: /s/Bruce Martin
Name: Bruce Martin
Title: Managing Director

ARES ENHANCED LOAN INVESMENT STRATEGY II, LTD. By: Ares Enhanced Loan Management II, L.P., Investment Manager By: Ares Enhanced Loan GP II, LLC, Its General Partner	Ares IIR CLO Ltd. By: Ares CLO Management IIR, L.P., Investment Manager By: Ares CLO GP IIR, LLC, Its General Partner

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

Ares VII CLO Ltd. By: Ares CLO Management VII, L.P., Investment Manager By: Ares CLO GP VII, LLC, Its General Partner	Ares VIII CLO Ltd. By: Ares CLO Management VIII, L.P., Investment Manager By: Ares CLO GP VIII, LLC Its General Partner

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD. By: ARES ENHANCED LOAN MANAGEMENT III, L.P. By: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER	ARES XII CLO LTD. By: ARES CLO MANAGEMENT XII, L.P. By: ARES CLO GP XII, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

ARES IIIR/IVR CLO LTD. By: ARES CLO MANAGEMENT IIIR/IVR, L.P. By: ARES CLO GP IIIR/IVR, LLC, ITS GEENRAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER	Ares VR CLO Ltd. By: Ares CLO Management VR, L.P., Investment Manager By: Ares CLO GP VR, LLC, Its General Partner

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

Ares VIR CLO Ltd. By: Ares CLO Management VIR, L.P., Investment Manager By: Ares CLO GP VIR, LLC, Its General Partner	Ares IX CLO Ltd. By: Ares CLO Management IX, L.P., Investment Manager By: Ares CLO GP IX, LLC, Its General Partner By: Ares Management LLC, Its Managing Member

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

Ares X CLO Ltd. By: Ares CLO Management X, L.P., Investment Manager By: Ares CLO GP X, LLC, Its General Partner	ARES XI CLO Ltd. By: ARES CLO MANAGEMENT XI, L.P. By: ARES CLO GP XI, LLC, Its General Partner By: ARES MANAGEMENT LLC, Its Manager

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

CANPARTNERS INVESTMENTS IV, LLC, a California limited liability company By: CANYON CAPITAL ADVISORS LLC, a Delaware limited liability company, its Manager

By: /s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Co-Chairman and Co-CEO

Canyon Capital CLO 2004-1, LTD. Canyon Capital CLO 2006-1, LTD. Canyon Capital CLO 2007-1, LTD. BY: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, their Collateral Manager

By: /s/ Michael M. Leyland
Name: Michael M. Leyland
Title: Authorized Signatory

CANYON SPECIAL OPPORTUNITIES MASTER FUND (CAYMAN), LTD.,

an Exempted Company incorporated in the
Cayman Islands with limited liability

By:  CANYON CAPITAL ADVISORS LLC, its investment Advisor

A Delaware limited liability company, its
Investment Advisor

By: /s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Co-Chairman and Co-CEO

Carlyle Credit Partners Financing I, LTD.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners IV, Ltd.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners X, Ltd.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners IX, Ltd.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VIII Ltd.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VII, Ltd.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle High Yield Partners VI, Ltd.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Chatham Asset High Yield Master Fund, Ltd. By: Chatham Asset Management, LLC Investment Advisor

By: /s/ Kevin O’Malley
Name: Kevin O’Malley
Title: Member

Chatham Asset Leverage Loan Offshore Fund, Ltd. By: Chatham Asset Management, LLC Investment Advisor

By: /s/ Kevin O’Malley
Name: Kevin O’Malley
Title: Member

CITICORP NORTH AMERICA, INC.

By: /s/ Michael C. Becker
Name: Michael C. Becker
Title: Managing Director

Contrarian Funds LLC By Contrarian Capital Management L.L.C. as manager, as a Lender

By: /s/ Janice M. Stanton
Name: Janice M. Stanton
Title: Member

Atrium V

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

Atrium VI

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

Cadogao Square CLO II B.V.

By: /s/ Roberta Girard
Name: Roberta Girard
Title: Vice President

By: /s/ Daragh Murphy
Name: Daragh Murphy
Title: Vice President

Cadogao Square CLO III B.V.

By: /s/ Roberta Girard
Name: Roberta Girard
Title: Vice President

By: /s/ Daragh Murphy
Name: Daragh Murphy
Title: Vice President

Cadogao Square CLO IV B.V.

By: /s/ Roberta Girard
Name: Roberta Girard
Title: Vice President

By: /s/ Daragh Murphy
Name: Daragh Murphy
Title: Vice President

Castle Garden Funding

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Credit Suisse Syndicated Loan Fund

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

CSAM Funding III

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

CSAM Funding IV

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Madison Park Funding I, Ltd.

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Madison Park Funding II, Ltd.

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Madison Park Funding III, Ltd.

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Madison Park Funding IV, Ltd.

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Madison Park Funding V, Ltd.

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Madison Park Funding VI, Ltd.

By: /s/ Linda B. Karn
Name: Linda B. Karn
Title: Authorized Signatory

Credit Suisse Loan Funding LLC

By: /s/ Robert Healey
Name: Robert Healey
Title: Director

By: /s/ Ronald Gotz
Name: Ronald Gotz
Title: Authorized Signatory

DK Acquisition Partners, L.P. By: M.H. Davidson & Co., Its General Partner

By: /s/ Avi Friedman
Name: Avi Friedman
Title: General Partner

Big Sky III Senior Loan Trust By: Eaton Vance Management As Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance CFO IX Ltd. By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance CDO VIII PLC By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance CDO X PLC By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Floating-Rate Income Trust By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Grayson & Co. By: Boston Management and Research as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Limited Duration Income Fund By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Loss Opportunities Fund, LTD By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Medallion Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Senior Debt Portfolio By: Boston Management and Research as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Senior Floating-Rate Trust By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Short Duration Diversified Income Fund By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance VT Floating-Rate Income Fund By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian By: Eaton Vance Management, Attorney-in-Fact

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

Eaton Vance Senior Income Trust By: Eaton Vance Management As Investment Advisor

By: /s/ Michael Kinahan
Name: Michael Kinahan
Title: Vice President

General Electric Capital Corporation

By: /s/ Jasen Soto
Name: Jasen Soto
Title: Duly Authorized Signatory

GN3 SIP Limited By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree 2004 Trust By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree Credit Opportunities Financing I, Limited By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree Credit Opportunities Master Fund, Ltd. By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

GoldenTree Credit Opportunities Second Financing, Limited By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree Leverage Loan Financing I, Limited By: GoldenTree Leverage Loan Manager, LLC

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities III, Limited By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities IV, Limited By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities V, Limited By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

NCM GT 2008-2 LLC

By: /s/ Buckner Toney
Name: Buckner Toney
Title: Authorized Signatory

GALE FORCE 1 CLO, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 2 CLO, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 3 CLO, LTD. By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

LOAN FUNDING VI LLC for itself or as agent for Corporate Loan Funding VI LLC

By: /s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By: /s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

TRIBECA PARK CLO LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By: /s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By: /s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

GULF STREAM-SEXTANT CLO 2007-1 LTD. By: Gulf Stream Asset Management, LLC as Collateral Manager

By: /s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2009-1 LTD. By: Gulf Stream Asset Management, LLC as Collateral Manager

By: /s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2002-1 LTD. By: Gulf Stream Asset Management, LLC as Collateral Manager

By: /s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD. By: Gulf Stream Asset Management, LLC as Collateral Manager

By: /s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2007, LTD. By: Gulf Stream Asset Management, LLC as Collateral Manager

By: /s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series By: Hartford Investment Management Company, its Investment Manager

By: /s/Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund By: Hartford Investment Management Company, its Sub-advisor

By: /s/Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

ING Investment Management Co.

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

For the Following:

ING Investment Management CLO I, Ltd.
ING Investment Management CLO II, Ltd.
ING Investment Management CLO III, Ltd.
ING Investment Management CLO IV, Ltd.
ING Investment Management CLO I, Ltd.
ING Investment Management CLO IV Ltd.
ING International II Senior Bank Loans Euro
ING International (II) Senior Bank Loans USD
ING Prime Rate Trust
ING Senior Income Fund

GANNETT PEAK CLO I, LTD. By: McDonnell Investment Management, LLC, as Investment Manager

By: /s/Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

MCDONNELL LOAN OPPORTUNITY LTD. By: McDonnell Investment Management, LLC, as Investment Manager

By: /s/Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager

By: /s/Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

WIND RIVER CLO II – TATE INVESTORS, LTD. By: McDonnell Investment Management, LLC, as Manager

By: /s/Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Merrill Lynch Capital Corporation

By: /s/ Stephanie Vallillo
Name: Stephanie Vallillo
Title: Vice President

MetLife Insurance Company of Connecticut By: Metropolitan Life Insurance Company, its investment manager

By: /s/ Reena Pally
Name: Reena Pally
Title: Director

Clydesdale CLO 2006, Ltd. By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

Clydesdale CLO 2007, Ltd. By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

Nomura Bond & loan Fund By: Mitsubishi UFJ Trust & Banking Corporation as Trustee By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NCRAM Senior Loan Trust 2005 By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

Primus CLO I, Ltd. By: Primus Asset Management Its Collateral Manager

By: /s/N. J. Campbell, Jr.
Name: N. J. Campbell, Jr.
Title: PM

Cavalry CLO I, LTD. By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Authorized Signatory

Grand Central Asset Trust REG Series

By: /s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

PRESIDENT & FELLOWS OF HARVARD COLLEGE By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Authorized Signatory

REGIMENT CAPITAL LTD By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Authorized Signatory

XL Investment Management Ltd. By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Authorized Signatory

RiverSource Bond Series, Inc. – RiverSource Floating Rate Fund

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO 12 Limited By: RiverSource Investments, LLC as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Cent CDO 14 Limited By: RiverSource Investments, LLC as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Trimaran CLO VII Ltd. By: Trimaran Advisors, L.L.C.

By: /s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

Foothill CLO 1, Ltd. By: The Foothill Group, Inc., as attorney-in-fact

By: /s/ Greg Apkarian
Name: Greg Apkarian
Title: Managing Member

The Foothill Group, Inc.

By: /s/ Greg Apkarian
Name: Greg Apkarian
Title: Vice President

Schudule I

U.S. GUARANTOR DEBTORS

Alex Inc.
Allrecipes.com, Inc.
Ardee Music Publishing, Inc.
Christmas Angel Productions, Inc.
CompassLearning, Inc.
Direct Entertainment Media Group, Inc.
Direct Holdings Americas Inc.
Direct Holdings Custom Publishing Inc.
Direct Holdings Customer Service, Inc.
Direct Holdings Education Inc.
Direct Holdings Libraries Inc.
Direct Holdings U.S. Corp.
Funk & Wagnalls Yearbook Corp.
Gareth Stevens, Inc.
Home Service Publications, Inc..
Pegasus Asia Investments, Inc.
Pegasus Investment, Inc.
Pegasus Sales, Inc.
Pleasantville Music Publishing, Inc.
R.D. Manufacturing Corporation
RD Large Edition, Inc.
RD Publications, Inc.
RD Walking, Inc.
RDA Sub Co.
Reader's Digest Children's Publishing, Inc.
Reader's Digest Consumer Services, Inc.
Reader's Digest Entertainment, Inc.
Reader's Digest Financial Services, Inc.
Reader's Digest Latinoamerica, S.A.
Reader's Digest Sales and Services, Inc.
Reader's Digest Sub Nine, Inc.
Reader's Digest Young Families, Inc.
Reiman Manufacturing, LLC
Reiman Media Group, Inc.
Retirement Living Publishing Company, Inc.
Saguaro Road Records, Inc.
Taste of Home Media Group, Inc.
Taste of Home Productions, Inc.
Travel Publications, Inc.
W.A. Publications, LLC
WAPLA, LLC
Weekly Reader Corporation
Weekly Reader Custom Publishing, Inc.
World Almanac Education Group, Inc.
World Wide Country Tours, Inc.
WRC Media, Inc.

Schedule II
NON-DEBTOR OBLIGORS

Verlag Das Beste GmbH
Das Beste aus Reader's Digest AG
Pegasus Medien Produktions-und Vertriebsgesellschaft mbH
Optimail Direktwerbeservice GmbH
Uitgeversmaatschappij The Reader's Digest B.V.